SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2003


                         ACI Telecentrics, Incorporated
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        000-21557                                                 41-1572571
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                        3100 West Lake Street, Suite 300
                          Minneapolis, Minnesota 55416
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 928-4700
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure

         On September 29, 2003, ACI Telecentrics, Incorporated ("ACI") filed a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934. ACI issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Reports and Exhibits

         Exhibit 99.1  Press Release dated September 29, 2003




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ACI TELECENTRICS, INCORPORATED


                                                  By /s/ Rick Diamond
                                                     ---------------------------
Date September 29, 2003                              Rick Diamond, CEO

                         ACI TELECENTRICS, INCORPORATED

                              EXHIBITS ON FORM 8-K

                               September 29, 2003



Exhibit
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99.1                  Press Release dated September 29, 2003